SEPTEMBER 1, 1998 AMENDMENT TO
                             PARTICIPATION AGREEMENT
                                      AMONG
                             OCC ACCUMULATION TRUST,
                              OCC DISTRIBUTORS, AND
                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK


        This is an amendment to the August 8, 1997 Participation Agreement ("Agreement") among OCC Accumulation Trust, OCC Distributors and ReliaStar Life Insurance Company of New York (formerly ReliaStar Bankers Security Life Insurance Company).

        Schedule A to the Agreement is hereby amended to add the following separate account of the Company:

o ReliaStar Life Insurance Company of New York Variable Annuity Separate Account II

        IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment to the Agreement as of September 1, 1998.


                              OCC ACCUMULATION TRUST

                              By:      /s/ Deborah Kaback
                                     ----------------------------------------

                              Name:      Deborah Kaback
                                       --------------------------------------

                              Title:      Secretary
                                      ---------------------------------------

                              OCC DISTRIBUTORS

                              By:      /s/ Thomas E. Duggan
                                     ----------------------------------------

                              Name:      Thomas E. Duggan
                                       --------------------------------------

                              Title:      Secretary
                                      ---------------------------------------

                              RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                              By:      /s/ Robert B. Saginaw
                                     ----------------------------------------

                              Name:      Robert B. Saginaw
                                       --------------------------------------

                              Title:     Assistant Secretary
                                      ---------------------------------------